Exhibit 4.2

ZQ|CERT#|COY|CLS|RGSTRY|ACCT#|TRANSTYPE|RUN#|TRANS# . Voting Series B Preferred Stock PAR VALUE $0.0001 Voting Series B Preferred Stock THIS CERTIFICATE IS TRANSFERABLE IN CANTON, MA, JERSEY CITY, NJ AND COLLEGE STATION, TX Certificate Number ZQ00000000 Shares * * 0 0 0 0 0 0 * * * * * * * * * * * * * * * * * * * * * 0 0 0 0 0 0 * * * * * * * * * * * * * * * * * * * * * 0 0 0 0 0 0 * * * * * * * * * * * * * * * * * * * * * 0 0 0 0 0 0 * * * * * * * * * * * * * * * * * * * * * 0 0 0 0 0 0 * * * * * * * * * * * * * * OVERSTOCK.COM, INC. INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE ** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David THIS CERTIFIES THAT Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander Alexander David SamMple ***R* Mr. A.lexaSnderADavidMSampPle ***L* MrE. Alexan&der DavMid SamRple **S** Mr.. AleSxandeAr DaMvid SamPple *L*** MEr. Alex&ander David Sample **** David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. AlexandeMr DaviRd Sam.ple S**** MAr. AleMxandePr DavLid SEample *&*** Mr. AMlexanRder DaSvid S.ampSle ***A* Mr.MAlexanPder DLavidESample **** Mr. Alexander SEE REVERSE FOR CERTAIN DEFINITIONS David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Sample **** Mr. Sample is the owner of **000000**Shares****000000**Shares****000000**Shares****000000**Shares****000000**Shares****000000**Shares****000000**Shares****000000**Shares*** *000000**Shares****000000**Shares****000000**Shares****000000**Shares****000000**Shares****000000**Shares****000000**Shares****000000**Shares**** 000000**Shar*es****0*000Z00**ShareRs****000000**Shares****0000N00**Shares*R***000E000**Shares****000000**Shares****000S000**Shares****000000**Shares****0 00000**Shares****000000**Shares****000000**Shares****000000**Shares****000000**Shares****000000**Shares****000000**Shares****000000**Shares****00 0000**Shares****000000**Shares****000000**Shares****000000**Shares****000000**Shares****000000**Shares****000000**Shares****000000**Shares****000 000**Shares****000000**Shares****000000**Shares****000000**Shares****000000**Shares****000000**Shares****000000**Shares****000000**Shares****0000 00**Shares****0Z00000**Shares****000000**Shares****000000**Shares****000000**Shares****000000**Shares****000000**Shares****0*000*00**Shares****00000 0**Shares****000000**Shares****000000**Shares****000000**Shares****000000**Shares****000000**Shares****000000**Shares****000000**Shares****000000 **Shares****000000**Shares****000000**Shares****000000**Shares****000000**Shares****000000**Shares****000000**Shares****000000**Shares****000000* *Shares****000000**Shares****000000**Shares****000000**Shares****000000**Shares****000000**Shares****000000**Shares****000000**Shares****000000** Shares****000000**Shares****000000**Shares****000000**Shares****000000**Shares****000000**Shares****000000**Shares****000000**Shares****000000**FULLY-PAID AND NON-ASSESSABLE SHARES OF VOTING SERIES B PREFERRED STOCK OF Overstock.com, Inc. (hereinafter called the “Company”), transferable on the books of the Company in person or by duly authorized attorney, upon surrender of this Certificate properly endorsed. This Certificate and the shares represented hereby, are issued and shall be held subject to all of the provisions of the Amended and Restated Certificate of Incorporation, as amended, and the Bylaws, as amended, of the Company (copies of which are on file with the Company and with the Transfer Agent), to all of which each holder, by acceptance hereof, assents. This Certificate is not valid unless countersigned and registered by the Transfer Agent and Registrar. Witness the facsimile seal of the Company and the facsimile signatures of its duly authorized officers. DATED DD-MMM-YYYY COUNTERSIGNED AND REGISTERED: COMPUTERSHARE TRUST COMPANY, N.A. TRANSFER AGENT AND REGISTRAR, Chairman of the Board FEB 27, 2002 DELAWARE By Secretary AUTHORIZED SIGNATURE CUSIP Holder ID Insurance Value Number of Shares DTC Certificate Numbers 1234567890/1234567890 1234567890/1234567890 1234567890/1234567890 1234567890/1234567890 1234567890/1234567890 1234567890/1234567890 Total Transaction XXXXXX XX X XXXXXXXXXX 1,000,000.00 123456 12345678 123456789012345 PO BOX 43004, Providence, RI 02940-3004 Num/No. Denom. Total 1 2 3 4 5 6 7 1 2 3 4 5 6 1 2 3 4 5 6 MR A SAMPLE DESIGNATION (IF ANY) ADD 1 ADD 2 ADD 3 ADD 4 CUSIP 690370 30 9

. OVERSTOCK.COM, INC. THE COMPANY IS AUTHORIZED TO ISSUE TWO CLASSES OF CAPITAL STOCK TO BE DESIGNATED, RESPECTIVELY, COMMON STOCK AND PREFERRED STOCK. THE BOARD OF DIRECTORS IS AUTHORIZED TO DETERMINE THE DESIGNATIONS, PREFERENCES AND RELATIVE, PARTICIPATING, OPTIONAL OR OTHER SPECIAL RIGHTS OF EACH SERIES OF PREFERRED STOCK AND THE QUALIFICATIONS, LIMITATIONS OR RESTRICTIONS OF SUCH POWERS, DESIGNATIONS, PREFERENCES OR RIGHTS OF EACH SERIES OF PREFERRED STOCK. THE COMPANY WILL FURNISH, WITHOUT CHARGE, TO ANY STOCKHOLDER MAKING A WRITTEN REQUEST THEREFOR, A COPY OF THE COMPANY’S AMENDED AND RESTATED CERTIFICATE OF INCORPORATION, AS AMENDED, AND A WRITTEN STATEMENT OF THE DESIGNATIONS, RELATIVE RIGHTS, PREFERENCES, CONVERSION OR OTHER RIGHTS, VOTING POWERS, RESTRICTIONS, LIMITATIONS AS TO DIVIDENDS AND OTHER DISTRIBUTIONS, QUALIFICATIONS AND TERMS AND CONDITIONS OF REDEMPTION OF THE STOCK OF EACH SERIES THAT THE COMPANY HAS THE AUTHORITY TO ISSUE. REQUESTS FOR SUCH WRITTEN STATEMENT MAY BE DIRECTED TO THE SECRETARY OF THE COMPANY AT ITS PRINCIPAL OFFICE. (Cust) (Minor) (State) (Cust) and not as tenants in common (Minor) (State) PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE For value received, hereby sell, assign and transfer unto _ (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING POSTAL ZIP CODE, OF ASSIGNEE) _ _ Shares of the Voting Series B Preferred Stock represented by the within Certificate, and do hereby irrevocably constitute and appoint Attorney to transfer the said stock on the books of the within-named Company with full power of substitution in the premises. Dated: 20 Signature: Signature: Notice: The signature to this assignment must correspond with the name as written upon the face of the certificate, in every particular, without alteration or enlargement, or any change whatever. The IRS requires that the named transfer agent (“we”) report the cost basis of certain shares or units acquired after January 1, 2011. If your shares or units are covered by the legislation, and you requested to sell or transfer the shares or units using a specific cost basis calculation method, then we have processed as you requested. If you did not specify a cost basis calculation method, then we have defaulted to the first in, first out (FIFO) method. Please consult your tax advisor if you need additional information about cost basis. If you do not keep in contact with the issuer or do not have any activity in your account for the time period specified by state law, your property may become subject to state unclaimed property laws and transferred to the appropriate state. Signature(s) Guaranteed: Medallion Guarantee Stamp THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (Banks, Stockbrokers, Savings and Loan Associations and Credit Unions) WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM, PURSUANT TO S.E.C. RULE 17Ad-15. The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations: TEN COM - as tenants in common UNIF GIFT MIN ACT - Custodian  TEN ENT - as tenants by the entireties under Uniform Gifts to Minors Act. JT TEN - as joint tenants with right of survivorship UNIFTRF MIN ACT - Custodian (until age ) .under Uniform Transfers to Minors Act ... Additional abbreviations may also be used though not in the above list.